--------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to
                             Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): November 13, 2002
                              --------------------
                                SMTC Corporation
             (Exact name of registrant as specified in its charter)


           Delaware                     0-31051                 98-0197680

(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification Number)



                                  635 Hood Road
                        Markham, Ontario, Canada L3R 4N6

          (Address, of principal executive offices, including zip code)



                                 (905) 479-1810

               (Registrant's Telephone number including area code)
                              --------------------

Item 5.  OTHER EVENTS

         On November 13, 2002, SMTC Corporation issued a press release, the full text of which is set forth in Exhibit 99.1, which is attached hereto and is incorporated by reference into this report.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits - The following exhibit is filed as part of this Report.

                 Exhibit Number         Description

                      99.1 Press Release of SMTC Corporation dated November 13, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SMTC CORPORATION


                                                     By: /s/ Paul Walker
                                                         -----------------------
                                                         Paul Walker
                                                         Chief Executive Officer

Date:  November 13, 2002

                                  EXHIBIT INDEX

99.1           Press Release of SMTC Corporation dated November 13, 2002